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                                                                    EXHIBIT 23.1





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 13, 2001, included in Genesee & Wyoming Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this registration statement.



/s/  Arthur Andersen LLP

Arthur Andersen LLP


Chicago, Illinois
August 20, 2001